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                                                                    EXHIBIT 23.2

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS




INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Techniclone International Corporation on Form S-8 of our report dated June 21, 1996 appearing in the Annual Report on Form 10-K of Techniclone International Corporation for the year ended April 30, 1996.


/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
November 8, 1996





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